Exhibit 99.2

November 6, 2025 Natera, Inc. Q3’2025 Earnings Presentation

This presentation contains forward - looking statements under the meaning of the Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage and our product costs, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, our strategies, our goals and general business and market conditions, are forward - looking statements . These forward - looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including : we face numerous uncertainties and challenges in achieving our financial projections and goals ; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners ; we have incurred net losses since our inception and we anticipate that we will continue to incur net losses for the foreseeable future ; our quarterly results may fluctuate from period to period ; unless otherwise indicated, all financial data for the current and prior quarters are unaudited and subject to adjustment in connection with the completion of Natera’s quarterly and annual financial reporting processes ; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate ; we may be unable to compete successfully with existing or future products or services offered by our competitors ; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources ; our products may not perform as expected ; the results of our clinical studies may not support the use and reimbursement of our tests, particularly for microdeletions screening, and may not be able to be replicated in later studies required for regulatory approvals or clearances ; if either of our primary CLIA - certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed ; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers ; if we are unable to successfully scale our operations, our business could suffer ; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources ; we may be unable to expand, obtain or maintain third - party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received ; third - party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors ; we could incur substantial costs and delays complying with governmental regulations, including recently enacted FDA regulations regarding LDTs ; litigation and other regulatory or governmental proceedings, related to our intellectual property or the commercialization of our tests, are costly, time - consuming, could result in our obligation to pay material judgments or incur material settlement costs, and could limit our ability to commercialize our tests ; and any inability to effectively protect our proprietary technology could harm our competitive position or our brand . We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10 - K and 10 - Q and in other filings we make with the SEC from time to time . Moreover, we operate in a very competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statement . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied . As a result, you should not place undue reliance on our forward - looking statements . Except as required by law, we undertake no obligation to update publicly any forward - looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations . We file reports, proxy statements, and other information with the SEC . Such reports, proxy statements, and other information concerning us is available at http : //www . sec . gov . Requests for copies of such documents should be directed to our Investor Relations department at Natera , Inc . , 13011 McCallen Pass, Building A Suite 100 , Austin, TX 78753 . Our telephone number is (650) 980 - 9190 . 2 Safe harbor statement Not for reproduction or further distribution.

Q3 2025 highlights and recent business updates

- Revenue of ~$592M in Q3 2025 vs ~$440M in Q3 2024; year-over-year growth of ~35%.
- ~894K total tests processed in Q3 2025 vs ~776K in Q3 2024; year-over-year growth of ~15%.
- ~202K clinical MRD tests in Q3 2025 vs ~130K in Q3 2024; year-over-year growth of ~56%.
  Clinical MRD tests grew ~21.5K units over Q2 2025.
- Gross margin[1] of ~65% in Q3 2025; generated ~$26M in cash inflow[2] in Q3 2025.
- **Increasing 2025 financial outlook by $160M for revenue**: Outlook includes revenue of $2.18B – $2.26B; gross margin[1] of 62% – 64%; and $100M in cash flow generation[2].
- Announced strong new data in early cancer detection for advanced adenomas.
- Furthered MRD leadership and Signatera™ differentiation in landmark ESMO presentations.
- Announced expansion of gene panel for Fetal Focus™ single-gene NIPT.

1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues.
2. Non-GAAP cash inflow / outflow are calculated based on GAAP Statement of Cash Flows amounts including net cash from operating activities, net cash from investing activities excluding amounts related to short-term investments, and net cash from financing activities excluding proceeds from public offerings. Please refer to our website at https://investor.natera.com/financials/ for a reconciliation of non-GAAP cash inflow / outflow to the most directly comparable GAAP financial measure. Management uses non-GAAP cash flow as an indicator of the Company's operational cash generating capabilities.

Not for reproduction or further distribution.

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262K 407K 518K 626K 776K 894K K 100K 200K 300K 400K 500K 600K 700K 800K 900K 1000K FY20 Q3 FY21 Q3 FY22 Q3 FY23 Q3 FY24 Q3 FY25 Q3 Volumes continue to ramp Not for reproduction or further distribution. 4 • Fastest ever quarterly oncology growth; c ontinued strength in new patient starts, recurrence monitoring • Strong performance in women’s health • O rgan health continues to expand

81K 91K 106K 118K 130K 145K 161K 181K 202K 50K 70K 90K 110K 130K 150K 170K 190K 210K 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 5 Clinical MRD 1 volumes: record Signatera quarter C linical MRD tests processed ~21.5 K • Fastest unit growth quarter • Acceleration seen across multiple tumor types • Strong data readouts driving volume acceleration Not for reproduction or further distribution. 1. Includes clinical volumes for both Signatera and Latitude TM .

$98M $158M $211M $268M $440M $592M $M $100M $200M $300M $400M $500M $600M $700M FY20 Q3 FY21 Q3 FY22 Q3 FY23 Q3 FY24 Q3 FY25 Q3 Revenues continue to ramp: 35% year - over - year growth over Q3’24 35% 6 • 8% sequential growth over record Q2 • Good momentum in women’s health • Organ health continues to grow, including competitive wins • Another record Signatera quarter Not for reproduction or further distribution.

45% 51% 57% 59% 62% 63% 63% 63% 65% 35% 40% 45% 50% 55% 60% 65% 70% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 7 Continued gross margin 1 execution ~ 2 % true up benefit ~4% true up benefit ~4% true up benefit ~3% true up benefit ~3% true up benefit ~3% true up benefit ~3% true up benefit ~4% true up benefit • Gross margins 1 up: 64.9% vs 63.4% in Q2 • Ex true ups, GMs 2 up ~120 bp vs Q2 • Continued sequential step up in ASPs • Efficient Signatera COGS • Cash collection exceeding expectations, driving true - ups 1. Non - GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and oth er revenues divided by GAAP revenues. 2. Non - GAAP gross margin percentage excluding true ups is computed as follows: GAAP revenues minus change in revenue estimate for t ests delivered in prior periods that were fully collected minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues minus change in revenue estimate for tests delivered in prior periods that were fully co llected. Change in revenue estimate for tests delivered in prior periods that were fully collected was $55.1M and $45.3M for 3Q25 and 2Q25, respectively. Gross margins 1 quarterly trend Not for reproduction or further distribution.

8 Q3 opex: SG&A flat, investment focused on high - ROIC R&D $0.00 $100.00 $200.00 $300.00 $400.00 $500.00 $600.00 Q2A Q3A SG&A R&D $457M $482M R&D +$25M SG&A Flat Total Opex • Multiple recent product launches expand productivity of commercial team • Signatera data generation: 7 new MolDx submissions ready • Growing demand for Signatera clinical trials • Strong ECD data offers potential for another large organic growth vector in future FY25 Q2 FY25 Q3 Not for reproduction or further distribution.

9 Newly expanded 20 - gene panel for Fetal Focus launching in Q4 Broad coverage of genes relevant to clinically actionable conditions. Proprietary LinkedSNP technology optimized to detect challenging homozygous cases. EXPAND study differentiated with all outcomes confirmed by genetic truth in prenatal or postnatal diagnostic testing. Not for reproduction or further distribution.

natera ONCOLOGY

ESMO Congress: practice-changing evidence in muscle-invasive bladder cancer

"This is the **strongest evidence to date** for intervening with adjuvant systemic therapy **on the basis of detecting plasma ctDNA**."

Alex Wyatt, D.Phil, University of British Columbia, ESMO Congress (IMvigor011 study discussant), 10/20/25

IMvigor011: *New England Journal of Medicine*[1]

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

ctDNA-Guided Adjuvant Atezolizumab in Muscle-Invasive Bladder Cancer

T. Powles,[1] A.G. Kann,[2] D. Castellano,[3] M. Gross-Goupil,[4] H. Nishiyama,[5] S. Bracarda,[6] J. Bjerggaard Jensen,[7] L. Makaroff,[8,9] S. Jiang,[10] J.H. Ku,[11] S.H. Park,[12] O. Reig Torras,[13] D. Ye,[14] M. Maruzzo,[15] A. Necchi,[16,17] R. Morales-Barrera,[18] E.F. Giunta,[19] J.L. Lee,[20] G. Tortora,[21,22] Y. Ürün,[23] L. Dolowy,[24] D. Erdem,[25] A. Pinto,[26] F. Grando,[27] W. Zou,[28] Z.J. Assaf,[28] J. Vuky,[28] V. Degaonkar,[6,28] E.E. Steinberg,[28] J. Bellmunt,[29] and J.E. Gschwend,[30] for the IMvigor011 Investigators*

Checkmate 274: *Annals of Oncology*[2]

ARTICLE IN PRESS

ESMO — ANNALS OF ONCOLOGY

ORIGINAL ARTICLE

Adjuvant nivolumab versus placebo for high-risk muscle-invasive urothelial carcinoma: 5-year efficacy and ctDNA results from CheckMate 274☆

M. D. Galsky[1*], J. E. Gschwend[2], M. I. Milowsky[3], M. Schenker[4], B. P. Valderrama[5], Y. Tomita[6], A. Bamias[7], T. Lebret[8], S. F. Shariat[9], S. H. Park[10], M. Agerbaek[11], G. Jha[12], F. Stenner[13], D. Ye[14], F. Giudici[15], J. Connors[16], S. Gupta[17], A. Chhibber[17], J. Zhang[18], D. F. Bajorin[19] & J. A. Witjes[20]

[1]Icahn School of Medicine at Mount Sinai, New York, USA; [2]Technical University Munich, Munich, Germany; [3]University of North Carolina Lineberger Comprehensive Cancer Center, Chapel Hill, USA; [4]SF. Nectarie Oncology Center, Craiova, Romania; [5]Hospital Universitario Virgen del Rocio, Sevilla, Spain; [6]Niigata University Graduate School of Medical and Dental Sciences, Niigata, Japan; [7]National and Kapodistrian University of Athens, Athens, Greece; [8]Hôpital Foch, Paris-Saclay University UVSQ, Versailles, France; [9]Medical University of Vienna, Vienna General Hospital, Vienna, Austria; [10]Samsung Medical Center, Sungkyunkwan University School of Medicine, Seoul, South Korea; [11]Aarhus University Hospital, Aarhus, Denmark; [12]M Health Fairview Clinics and Surgery Center, Minneapolis, USA; [13]University Hospital Basel, Basel, Switzerland; [14]Department of Oncology, Fudan University Shanghai Cancer Center, Shanghai, China; [15]Global Biometric & Data Sciences, Bristol Myers Squibb, Boudry, Switzerland; [16]Global Drug Development, Bristol Myers Squibb, Princeton, NJ, USA; [17]Translational Medicine Oncology, Bristol Myers Squibb, Princeton, NJ, USA; [18]Oncology Clinical Development, Bristol Myers Squibb, Princeton, NJ, USA; [19]Memorial Sloan Kettering Cancer Center, New York, USA; [20]Radboud University, Nijmegen, Netherlands

1. Powles T, Kann AG, Castellano D, et al. ctDNA-Guided Adjuvant Atezolizumab in Muscle-Invasive Bladder Cancer. *N Engl J Med*. Published online October 20, 2025; doi:10.1056/NEJMoa2511885.
2. Galsky MD, et al. Adjuvant nivolumab versus placebo for high-risk muscle-invasive urothelial carcinoma: 5-year efficacy and ctDNA results from CheckMate 274. *Ann Oncol.* 2025; doi:10.1016/j.annonc.2025.09.139.

Not for reproduction or further distribution.

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Strong Signatera data at ESMO in colorectal cancer and Nature 1 publication Key details INTERCEPT - CRC shows the impact of sustained ctDNA clearance after adjuvant treatment, supporting Signatera’s ability to evaluate response to therapy 11 NICHE - 2 supports clinical utility of Signatera in the neoadjuvant setting to inform surgical and adjuvant treatment published in Nature 1. Tan, P.B., Verschoor, Y.L ., van den Berg, J.G. et al. Neoadjuvant immunotherapy in mismatch - repair - proficient colon cancers. Nature (2025). https://doi.o rg/10.1038/s41586 - 025 - 09679 - 4. Not for reproduction or further distribution.

Signatera harnesses the benefits of multiplex PCR ( mPCR - NGS) technology Extremely deep sequencing of targeted, high - quality variants versus shallower sequencing of a broader set of variants 12 Not for reproduction or further distribution. mPCR - NGS vs hybrid capture Targeted and deep vs wide and shallow Performance is based on more than just the number of targets: molecular biology approaches, variant selection techniques, calling algorithms Sequencing coverage: >100,000x per target

Early cancer detection (ECD): leveraging Natera’s extensive experience in assay development • >250,000 tumors sequenced across all stages enables deep biological understanding of disease • Platform developed over 2 years • Novel methylation discovery with cancers, premalignant lesions and other conditions • Development specific to advanced adenoma (AA) targets and samples • Methylation technology refinement reduces the noise floor Biological depth Discovery Algorithm Technology 1 2 4 3 13 Not for reproduction or further distribution.

14 ECD: performance data on pre - cancerous lesions 1. Chung D.C. et al. A cell - free DNA blood - based test for colorectal cancer screening. N Engl J Med. 2024;390(11):973 - 983. doi:10.1 056/NEJMoa2304714. 2. Shaukat A. et al. Clinical validation of a circulating tumor DNA - based blood test to screen for colorectal cancer. JAMA. 2025;33 4(1):56 - 63. doi:10.1001/jama.2025.7515. Overall AA performance 22.5% sensitivity (CI: 15.4% - 32.4%) 91.5% specificity (CI: 88.2% - 93.9%) 92 advanced adenoma (AA) cases • 98.9% less than 30 millimeters and 93.5% less than 20 millimeters • Covering all histologies including serrated polyps 366 colonoscopy - screened non - advanced adenoma controls 5,000 prospectively collected samples Readout on 1,400 sequential patients with outcomes Not for reproduction or further distribution. Adjusted for subtype prevalences in recent studies 22.4% 1 and 23.7% 2

15 PROCEED - CRC: AA histology and size distribution 74% - 78% 78% Serr & tubular >15mm 13.7mm Mean AA size 4 - 5% 35% <20 mm >75% 56% 20 - 29 mm Natera data Other large cohorts 1,2 Serrated Tubular Villous (>25%) High Grade Dysplasia >30 mm 20 - 29 mm 10 - 19 mm 5 - 9 mm <5 mm Higher Detection Rates Lower Detection Rates Size and subtype distribution 1. Chung D.C. et al. A cell - free DNA blood - based test for colorectal cancer screening. N Engl J Med. 2024;390(11):973 - 983. doi: 10.1056/NEJMoa2304714 . 2. Shaukat A. et al. Clinical validation of a circulating tumor DNA - based blood test to screen for colorectal cancer. JAMA. 2025;334(1):56 - 63. doi: 10.1001/jama.2025.7515 . Not for reproduction or further distribution.

16 1. NCT : NCT07046585. FIND - CRC 1 : initiated in 2025, continuing to make significant progress Targeting 25K average - risk adults; 70 CRC cases, ~1,400 AA cases FIND CRC: FDA - enabling study First patient in: May 2025 18 - month enrollment target Not for reproduction or further distribution.

FY25 Q3 financial overview 17 Change Y/Y FY24 Q3 FY25 Q3 $154.1 $436.1 $590.2 Product revenues ($1.6) $3.6 $2.0 Licensing and other revenues $152.4 $439.8 $592.2 Total revenues 311 bps 61.8% 64.9% Gross margin% 1 $76.5 $96.9 $173.4 R&D $94.4 $214.2 $308.5 SG&A ($0.38) ($0.26) ($0.64) Net loss per diluted share ($ in millions, except for per share data) Change Y/Y Dec 31, 2024 Sep 30, 2025 Balance sheet $74.2 $968.3 $1,042.4 Cash & investments 2 ($0.1) $80.4 $80.3 UBS line of credit Not for reproduction or further distribution. 1. Non - GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and ot her revenues divided by GAAP revenues. 2. Cash and investments also include cash equivalents and restricted cash.

Raising 2025 guidance

Guide ($ millions)	Original Guide	Q2 Guide	Current Guide[3]	Key drivers
Revenue	$1,870 – $1,950	$2,020 – $2,100	$2,180 – $2,260	Continued volume growth, conservative ASPs, strong oncology contribution
Gross margin[1]	60% – 64%	61% – 64%	62% – 64%	Continued ASP growth and COGS improvements
SG&A	$950 – $975	$975 – $1,050	$1,075 – $1,175	Commercial / reimbursement efforts generating returns; non-recurring settlement charge
R&D	$525 – $550	$550 – $590	$575 – $625	Accelerating clinical trials with focus on ECD and MRD
Cash flow[2]	Positive	Positive	$100M in cash flow	Revenue and margin growth yielding significant cash flow

1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues.
2. Non-GAAP cash inflow / outflow are calculated based on GAAP Statement of Cash Flows amounts including net cash from operating activities, net cash from investing activities excluding amounts related to short-term investments, and net cash from financing activities excluding proceeds from public offerings. Please refer to our website at https://investor.natera.com/financials/ for a reconciliation of non-GAAP cash inflow / outflow to the most directly comparable GAAP financial measure. Management uses non-GAAP cash flow as an indicator of the Company's operational cash generating capabilities.
3. The outlook ranges above reflect management's current expectations as of November 6, 2025.

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